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                                                                    EXHIBIT 23.2



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     We hereby consent to the use of our report dated June 23, 1997 relating to the consolidated financial statements of Irwin Bankcorp, Inc. included in the Registration Statement on Form S-4 and to the reference of our Firm under the caption "Experts" in the Prospectus/Proxy Statement.


                                       /s/ Mauldin & Jenkins, LLC
                                       MAULDIN & JENKINS



Albany, Georgia